M & A WEST, INC.
                             AUDIT COMMITTEE CHARTER

The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, the audit process, reviewing all related party transactions and performing background reviews of all persons or organizations performing shareholder relations or providing public relation functions for the company.

In meeting its responsibilities, the audit committee is expected to:

1. Provide an open avenue of communication between the internal accounting staff, the independent accountant, and the board of directors.

2.   Review and update the committee's charter annually.

3. Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

4. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of all senior accounting personnel.

5.   Confirm  and  assure  the  independence  of the  internal  auditor  and the
     independent  accountant,   including  a  review  of  management  consulting
     services and related fees provided by the independent accountant.

6. Inquire of management, the senior accounting personnel, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

7. Consider, in consultation with the independent accountant and the chief financial officer and/or controller, the audit scope and plan of the internal auditors and the independent accountant.

8. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

9.   Review  with  the  chief  financial   officer  and/or  controller  and  the
     independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

10. Consider and review with the independent accountant and the chief financial officer and/or controller:

     (a) The adequacy of the company's internal controls including computerized information system controls and security.

     (b)  Any  related   significant   findings  and   recommendations   of  the
          independent accountant and the chief financial officer together with management's responses thereto.

11. Review with management and the independent accountant at the completion of the annual examination:

     (a)  The company's annual financial statements and related footnotes.

     (b) The independent accountant's audit of the financial statements and his or her report thereon.

     (c) Any significant changes required in the independent accountant's audit plan.

     (d) Any serious difficulties or disputes with management encountered during the course of the audit.

     (e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.
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12.  Consider and review with management:

     (a) Significant findings during the year and management's responses thereto.

     (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

     (c)  Any changes required in the planned scope of their audit plan.

     (d)  Whether a internal auditing department will be needed.

13. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

14.  Review  with  management  and  the  independent  accountant,   the  interim
     financial report before it is filed with the SEC or other regulators.

15. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

16. Review with management and the independent accountant the results of the independent accountants review of the company's monitoring compliance with the company's code of conduct.

17. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

18. Meet with the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

19.  Report   committee   actions   to  the   board  of   directors   with  such
     recommendations as the committee may deem appropriate.

20. Review all transactions between the Company and any related party. Related parties include but are not limited to all officers and directors, including their spouses or relatives, all five percent (5%) or greater shareholders including their spouses and affiliates.

21. Review all contracts with persons or entities who are to be retained by the company to assist in inventor relations and/or public relations. The committee is specifically authorized to employ investigators, attorneys or other third parties to assist them in these matters.

22. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

23. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

24. The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or
     others  to  attend  the  meeting  and  provide  pertinent   information  as
     necessary.

25. The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

The membership of the audit committee shall consist of at least three independent members of the board of directors each having financial acumen who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be designated by the full board of directors upon the recommendation of the nominating committee.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.